Exhibit 99.2 William Blair Non-Deal Roadshow April 11, 2023

Cautionary Statements Forward-Looking Statements In addition to historical information, this presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act of 1995. Forward-looking statements, written, oral or otherwise made, represent the Company’s expectation or belief concerning future events. Without limiting the foregoing, the words “believes,” “expects,” “may,” “might,” “will,” “should,” “seeks,” “intends,” “plans,” “strives,” “goal,” “estimates,” “forecasts,” “projects” or “anticipates” or the negative of these terms and similar expressions are intended to identify forward-looking statements. Forward-looking statements included in this presentation may include, among others, statements relating to our (i) future financial position and results of operations, (ii) business strategy and long-term goals, (iii) growth potential, including franchise unit growth, (iv) ability to sustain progress made towards our profitability targets and long-term strategic growth through fiscal year 2024, (v) intention to build further on our growth momentum in the coming quarters, (vi) expectation that we will make meaningful progress in Potbelly’s next phase of growth, (vii) anticipated revenue and profitability growth in 2023, and (viii) fiscal year 2023 outlook including our projections regarding AUVs, same-store sales and shop-level margin . By nature, forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or implied by the forward-looking statement, due to reasons including, but not limited to, risks related to the COVID-19 outbreak; compliance with our Credit Agreement covenants; competition; general economic conditions; our ability to successfully implement our business strategy; the success of our initiatives to increase sales and traffic; changes in commodity, energy and other costs; our ability to attract and retain management and employees; consumer reaction to industry-related public health issues and perceptions of food safety; our ability to manage our growth; reputational and brand issues; price and availability of commodities; consumer confidence and spending patterns; and weather conditions. In addition, there may be other factors of which we are presently unaware or that we currently deem immaterial that could cause our actual results to be materially different from the results referenced in the forward-looking statements. All forward-looking statements contained in this presentation are qualified in their entirety by this cautionary statement. Although we believe that our plans, intentions and expectations are reasonable, we may not achieve our plans, intentions or expectations. Forward-looking statements are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof. See “Risk Factors” and “Cautionary Statement on Forward-Looking Statements” included in our most recent annual report on Form 10-K and other risk factors described from time to time in subsequent quarterly reports on Form 10-Q or other subsequent filings, all of which are available on our website at www.potbelly.com. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. Note Regarding Non-GAAP Measures We prepare our financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”). Within this presentation, we make reference to EBITDA, adjusted EBITDA, adjusted diluted EPS, adjusted net income, shop-level profit, and shop-level profit margin, which are non-GAAP financial measures. The Company includes these non-GAAP financial measures because management believes they are useful to investors in that they provide for greater transparency with respect to supplemental information used by management in its financial and operational decision making. Management uses adjusted EBITDA, adjusted net income and adjusted diluted EPS to evaluate the Company’s performance and in order to have comparable financial results to analyze changes in our underlying business from quarter to quarter. Adjusted EBITDA, adjusted net income and adjusted diluted EPS exclude the impact of certain non-cash charges and other items that affect the comparability of results in past quarters and which we do not believe are reflective of underlying business performance. Management uses shop-level profit and shop-level profit margin as key metrics to evaluate the profitability of incremental sales at our shops, to evaluate our shop performance across periods and to evaluate our shop financial performance against our competitors. Accordingly, the Company believes the presentation of these non-GAAP financial measures, when used in conjunction with GAAP financial measures, is a useful financial analysis tool that can assist investors in assessing the Company’s operating performance and underlying prospects. This analysis should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. This analysis, as well as the other information in this presentation, should be read in conjunction with the Company’s financial statements and footnotes contained in the documents that the Company files with the U.S. Securities and Exchange Commission. The non-GAAP financial measures used by the Company in this presentation may be different from the methods used by other companies. LEGAL DISCLOSURE2

Welcome to Potbelly Potbelly is the sandwich shop with the craveable quality and good vibes of a first-class dive. ▪ Strong heritage – founded in a Chicago antique shop in 1977 ▪ 425 locations today, including 53 franchise shops in the U.S. ▪ Delicious, craveable food made-to-order with fresh, high-quality ingredients ▪ Authentic concept with loyal customer base: − Inviting neighborhood feel − Fresh, Fast & Friendly service − Unique brand position <10 Shops 10-50 Shops 50+ Shops 425 Total Shops with 2,000 Targeted Shops LEGAL DISCLOSURE 3

Why Invest in PBPB? Strong Brand, Differentiated Experience Authentic fast casual concept, with fresh, fast, & friendly service and high brand recognition across 400+ locations Strong Leadership Team Highly experienced executive leadership team with deep restaurant roots and a reinvigorated results-oriented culture Executing Against Five-Pillar Strategy Positive momentum driven by renewed focus on food innovation and promotions, leveraging of tech stack to drive an increase in user base and heightened engagement Focus on Volume and Profitability Targets NASDAQ: PBPB 2024 strategic growth objectives including $1.3M in annualized AUVs, shop-level margins of 16% with continued recovery across shop portfolio, targeted marketing/advertising and cost discipline Franchise Growth Acceleration Initiative Capital light franchise growth targets of refranchising ~25% of company- owned shops, achieving at least 10% franchise unit growth with long-term goal of ~2,000 shops LEGAL DISCLOSURE 4

Brand Position Potbelly is the sandwich shop with the craveable quality and good vibes of a first-class dive. LEGAL DISCLOSURE 5

Strong Leadership Team: Deep Restaurant Experience Bob Wright Steve Cirulis Adam Noyes Adiya Dixon President & CEO Chief Financial Officer Chief Operating Officer Chief Legal Officer Jeffrey Douglas Larry Strain David Daniels Chief Information Officer Chief Development Officer Chief Marketing Officer LEGAL DISCLOSURE 6

Executing Against Five-Pillar Strategic Plan Traffic-Driven Profitability and Unit Growth Customer Digitally-Driven Franchise- Craveable Quality People Creating Experiences that Awareness, Focused Food Good Vibes Drive Traffic Connection Development at a Great Value Growth & Traffic Potbelly is the sandwich shop with the craveable quality and good vibes of a first-class dive. LEGAL DISCLOSURE 7

Pillar 1: Craveable Quality Food at a Great Value ▪ Increased promotions and offerings − Continue to promote and highlight diverse, premium menu items − Growing catering business to compliment a multitude of social gatherings − Unique LTO menu items such as Meatball Madness and the Red Velvet Cookie ▪ Redefined sandwich sizes and increased meat and cheese portions have improved value for customers ▪ Increased Pick-Your-Pair combination options LEGAL DISCLOSURE 8

Pillar 2: People Creating Good Vibes ▪ Continue to embrace ‘Hire for “Good Vibes” attitude & personality, train for skills’ mantra ▪ Implemented employee retention and acquisition initiatives including referral bonus programs, pay band modifications, and digital tipping feature ▪ Transformed Rewards & Recognition systems to reward traffic driven profitability at all levels of Management ▪ Balanced scorecard system aligns incentives and recognizes the top performers ▪ Hours-based labor management improves planning and productivity while reducing cost LEGAL DISCLOSURE 9

Pillar 3: Customer Experiences that Drive Traffic Growth ▪ Refined operating systems that focus on improving and delivering consistent food quality, speed, throughput and cleanliness ▪ Delivering outsized customer satisfaction performance vs. competition ▪ Leveraging two-line kitchen to deliver digital and off-premise business while maintaining in shop line speed and experience ▪ Expanding implementation of Potbelly Digital Kitchen (PDK) in company and franchise shops improving customer experience and associate experience while saving labor costs ▪ Successful campaigns with third-party partners like DoorDash, Grubhub and Uber Eats complement Potbelly's in-house delivery LEGAL DISCLOSURE 10

Pillar 4: Digitally-Driven Awareness, Connection & Traffic ▪ Continued strength in digital results, representing 36% of revenue in Q1’23, and Perks Loyalty Program activations, driving record fourth quarter top-line results ▪ Digital engagement driven by a combination of increased digital marketing efforts and promotional activity such as the digital-only offering to promote ‘underground’ Meatball menu items ▪ Catering business continues to strengthen and fast approaching pre-pandemic levels driven by both return to office trends and social engagements ▪ Launched LTOs such as the Pastrami Sandwich. Eggnog Shake, and Red Velvet Cookie which built customer excitement and drove top-line expansion LEGAL DISCLOSURE 11

Pillar 5: Franchise-Focused Development ▪ Escalating new shop development emphasizing franchising and building organization capability to support growth ▪ Compelling franchisee financial returns − Highest AUV in its category* − ~2:1 Sales to investment ratio − Strong and improving shop margins ▪ Highly active and fluid pipeline of quality Potbelly franchisee candidates ▪ Increasing momentum − Signed multiple new franchise development agreements in 2022 totaling 51 new shop Available commitments Limited Availability − Refranchised NYC Market: Sold 8 company Unavailable locations along with 13 shop SDAA (Shop Development Area Agreement) New Franchise Development Agreements − 2023 deal activity continues to build momentum *Highest AUVs among national sandwich competitors over 150 units as reported in Nation's Restaurant LEGAL DISCLOSURE 12 News in 2022

SSS and AUV Trends Sustain Positive Momentum SSS: SSS: SSS: SSS: SSS: 1 $30,000 +24.4% +17.2% +15.0% +18.9% +22.0% - 22.3% 1 $24,144 $25,000 $23,800 - $23,900 $23,383 $22,902 $19,454 $20,000 $15,000 $10,000 $5,000 1. Represents preliminary figures LEGAL DISCLOSURE 13 AVERAGE WEEKLY UNIT VOLUME (AUV)

Consistent Order Mode Mix, Ongoing Digital Strength Average Unit Volume and Order Mode Mix 3 $24,144 $23,800 - $23,900 $23,383 $22,902 5% 5% 6% 6% $19,455 7% 38% 36% 36% 36% 38% 59% 59% 57% 58% 55% Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 1 2 In-Shop Digital Drive Thru 1. “In-Shop” includes all revenue for orders placed at the counter or via phone/fax. 2. “Digital” includes all revenue for orders placed through the mobile app, website, and third -party delivery partners. 3. Represents preliminary figures LEGAL DISCLOSURE 14

Preliminary Q1’23 Results vs Guidance & FY’23 Outlook Q1’23 Guidance and Preliminary Results Guidance at 3/2/2023 Q1’23 Preliminary Results Average Unit Volumes: $23,000 to $24,000 $23,800 to $23,900 Same-store-sales: 18.5% to 20.5% 22.0% to 22.3% Shop-level margin: 10.0% to 11.5% 11.5% to 12.0% Adj. EBITDA $4 to 5 million $5.2 to $5.6 million FY’23 Outlook Average Unit Volumes: Record levels 1 Same-store-sales: High single-digit to low double-digit growth Shop-level margin: Low teens LEGAL DISCLOSURE 15 1. Updated from “High-single digit growth” provided on 3/2/23

Strong Platform to Achieve Growth Targets Renewed Focus of Strategic Executing Five-Pillar Strong Brand, Differentiated Franchise Focused Marketing Strategic Plan Experience Development Positive momentum with Scale digital ‘Traffic-Driven Profitability’ Authentic fast casual concept, with 2024 target of 10% unit growth; media and Perks loyalty program underpinned by five key pillars to fresh, fast, & friendly service and high refranchise approximately 25% of integration achieve sustainable long-term growth brand recognition across 400+ locations Company-owned shops; Long-term goal of 2,000 shops 2024 AUV Target of $1.3M; Shop New Unit Growth ($000’s) 1 Margin Target of >16% 50 >16% $1,400 16% 13.5% 40 $1,200 12% $1,000 30 8% $800 $600 20 4% $400 0% 10 $200 $0 -4% 0 2 2019 2020 2021 2022 2023F 2024F 2 2019 2020 2021 2022 2023F 2024F 1. All margin levels for historical years reflect new margin reporting structure LEGAL DISCLOSURE 16 2. The Company did not provide nominal 2023 guidance; for illustrative purpose only

Why Invest in PBPB? Strong Brand, Differentiated Experience Authentic fast casual concept, with fresh, fast, & friendly service and high brand recognition across 400+ locations Strong Leadership Team Highly experienced executive leadership team with deep restaurant roots and a reinvigorated results-oriented culture Executing Against Five-Pillar Strategy Positive momentum driven by renewed focus on food innovation and promotions, leveraging of tech stack to drive an increase in user base and heightened engagement Focus on Volume and Profitability Targets NASDAQ: PBPB 2024 strategic growth objectives including $1.3M in annualized AUVs, shop-level margins of 16% with continued recovery across shop portfolio, targeted marketing/advertising and cost discipline Franchise Growth Acceleration Initiative Capital light franchise growth targets of refranchising ~25% of company- owned shops, achieving at least 10% franchise unit growth with long-term goal of ~2,000 shops LEGAL DISCLOSURE 17

APPENDIX: FINANCIAL REVIEW AND GAAP TO NON-GAAP RECONCILIATIONS LEGAL DISCLOSURE 18

Q4 2022 Performance Review: Y/Y Q4 2022 Q4 2021 In Millions Revenue $120.2 $102.8 Same Store Sales (SSS) 18.9% 33.8% GAAP Net Income (Loss) $2.7 ($2.5) 1 Adjusted Net Income (Loss) $2.6 ($1.6) 1 Adjusted EBITDA $7.5 $2.6 1 Shop-level Profit $16.9 $9.9 G&A/Sales 9.0% 8.4% Food, Beverage, & Packaging Costs/Sales 28.7% 28.4% Labor/Sales 30.8% 32.8% Other Operating Expenses/Sales 15.1% 16.2% 1 Shop-level Margin 14.2% 9.7% 1. See Appendix to this presentation for GAAP to Non-GAAP reconciliations; Shop-level margins now include allocation of marketing a nd advertising expenses. LEGAL DISCLOSURE 19

FY 2022 Performance Review: Y/Y FY 2022 FY 2021 In Millions Revenue $452.0 $380.1 Same Store Sales (SSS) 18.5% 30.3% GAAP Net Income (Loss) $4.3 ($23.8) 1 Adjusted Net Income (Loss) ($0.1) ($14.4) 1 Adjusted EBITDA $15.7 $0.5 1 Shop-level Profit $47.2 $27.8 G&A/Sales 8.4% 8.3% Food, Beverage, & Packaging Costs/Sales 28.8% 27.8% Labor/Sales 31.7% 33.7% Other Operating Expenses/Sales 16.7% 16.8% 1 Shop-level Margin 10.5% 7.4% 1. See Appendix to this presentation for GAAP to Non-GAAP reconciliations; Shop-level margins now include allocation of marketing a nd advertising expenses. LEGAL DISCLOSURE 20

Q4 & FY 2022 Performance Review: Adjusted Net Income Q4 2022 FY 2022 In Millions Net Income (Loss) $2.7 $4.3 Impairment, Disposals & Closures $0.8 $4.8 Gain on Debt Extinguishment $0.0 ($10.2) Income Tax Adjustments ($0.8) $1.0 Adjusted Net Income (Loss) $2.6 ($0.1) LEGAL DISCLOSURE 21

Q4 & FY 2022 Performance Review: Adjusted EBITDA Q4 2022 FY 2022 In Millions Net Income/(Loss) $2.7 $4.3 Depreciation Expense $2.8 $11.9 Interest Expense $0.3 $1.3 Income Tax Expense $0.2 $0.3 EBITDA $5.9 $17.9 Impairment, Disposals & Closures $0.8 $4.8 Stock Compensation $0.8 $3.3 Gain on Debt Extinguishment $0.0 ($10.2) Adjusted EBITDA $7.5 $15.7 LEGAL DISCLOSURE 22

Q4 & FY 2022 Performance Review: Shop Margin Q4 2022 FY 2022 In Millions Income/(Loss) from Operations $3.2 ($3.8) Less: Franchise Revenue $1.1 $4.1 Franchise Marketing $0.3 $0.7 G&A Expense $10.8 $37.7 Depreciation Expense $2.8 $11.9 Impairment, Disposals & Closures $0.8 $4.8 Shop-level Profit $16.9 $47.2 Total Revenues $120.2 $452.0 Less: Franchise Revenue $1.1 $4.1 Sandwich Shop Sales, Net $119.0 $447.9 Shop-level Margin 14.2% 10.5% LEGAL DISCLOSURE 23

Use of Non-GAAP Measures Note Regarding Non-GAAP Measures We prepare our financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”). Within this presentation, we make reference to EBITDA, adjusted EBITDA, adjusted diluted EPS, adjusted net loss, shop-level profit, and shop-level profit margin, which are non-GAAP financial measures. The Company includes these non-GAAP financial measures because management believes they are useful to investors in that they provide for greater transparency with respect to supplemental information used by management in its financial and operational decision making. Management uses adjusted EBITDA, adjusted net income and adjusted diluted EPS to evaluate the Company’s performance and in order to have comparable financial results to analyze changes in our underlying business from quarter to quarter. Adjusted EBITDA, adjusted net income and adjusted diluted EPS exclude the impact of certain non-cash charges and other items that affect the comparability of results in past quarters and which we do not believe are reflective of underlying business performance. Management uses shop-level profit and shop-level profit margin as key metrics to evaluate the profitability of incremental sales at our shops, to evaluate our shop performance across periods and to evaluate our shop financial performance against our competitors. Accordingly, the Company believes the presentation of these non-GAAP financial measures, when used in conjunction with GAAP financial measures, is a useful financial analysis tool that can assist investors in assessing the Company’s operating performance and underlying prospects. This analysis should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. This analysis, as well as the other information in this press release, should be read in conjunction with the Company’s financial statements and footnotes contained in the documents that the Company files with the U.S. Securities and Exchange Commission. The non-GAAP financial measures used by the Company in this press release may be different from the methods used by other companies. Information reconciling forward-looking shop-level profit margin to GAAP financial measures is unavailable to the Company without unreasonable effort. The Company is not able to provide reconciliations of shop-level profit margins to GAAP financial measures because certain items required for such reconciliations are outside of the Company’s control and/or cannot be reasonably predicted. These items include but are not limited to impairment charges, gain or loss on asset disposals, shop closure costs, and restructuring costs that are difficult to predict in advance in order to include in a GAAP estimate and may be significant. Definitions The following definitions apply to these terms as used throughout this presentation: • Revenues – represents net company-operated sandwich shop sales and our franchise royalties and fees. Net company-operated shop sales consist of food and beverage sales, net of promotional allowances and employee meals. Franchise royalties and fees consist of an initial franchise fee, a franchise development agreement fee and royalty income from the franchisee. • Company-operated comparable store-sales or same-store traffic– represents the change in year-over-year sales or transactions for the comparable company-operated store base open for 15 months or longer. • Average Unit Volumes (AUV) – represents the average sales of all company-operated shops which reported sales during the associated time period. • EBITDA – represents income before depreciation and amortization expense, interest expense and the provision for income taxes. • Adjusted EBITDA – represents income before depreciation and amortization expense, interest expense and the provision for income taxes, adjusted to eliminate the impact of other items, including certain non-cash and other items that we do not consider representative of our ongoing operating performance. • Shop-level profit (loss) – represents income (loss) from operations excluding franchise royalties and fees, franchise marketing expenses, general and administrative expenses, depreciation expense, pre-opening costs, restructuring costs and impairment, loss on the disposal of property and equipment and shop closures. • Shop-level profit (loss) margin – represents shop-level profit expressed as a percentage of net company-operated sandwich shop sales. • Adjusted net income (loss) – represents net income (loss), adjusted to eliminate the impact of restructuring costs, impairment, loss on the disposal of property and equipment, shop closures, and other items we do not consider representative of our ongoing operating performance, including the income tax effects of those adjustments. • Adjusted diluted EPS – represents adjusted net income (loss) divided by the weighted average number of fully dilutive common shares outstanding. LEGAL DISCLOSURE 24

Investor Relations Contacts Investor Relations Contacts: Lisa Fortuna or Ashley Gruenberg Alpha IR Group 312-445-2870 PBPB@alpha-ir.com LEGAL DISCLOSURE 25